Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,189,206,943.04
Total Fee Amount	4,859,629.48
Total Offset Amount	0.00
Net Fee	$ 4,859,629.48